Exhibit 99.2

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended January 28, 2007

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$227,851	$81,786	$14,339	$323,976	$108,687	$10,509	(A)	$—	$443,172

Units sold	1,838	4,350	1,868	8,056	2,827
Single-sections					673
Multi-sections					2,154
Pre-owned
Class As	1,506
Class Cs	332
Conventional trailers		3,349
Fifth-wheel trailers		1,001

Average selling price per unit	$123,967	$18,801	$7,676	NM	$38,446

Gross profit percent	14.6%	0.3%	4.9%	10.5%	20.9%	12.9%		NM	13.2%

Operating income (loss)	$5,252	$(17,543)	$(3,532)	$(15,823)	$(7,770)	$(727)		$(607)	$(24,927)

Operating margin	2.3%	(21.4)%	(24.6)%	(4.9)%	(7.1)%	(6.9)%		NM	(5.6)%

Depreciation	$1,427	$424	$259	$2,110	$1,736	$333		$1,487	$5,666

Capital expenditures (est.)	$247	$192	$270	$709	$750	$186		$70	$1,715

(A)   Excludes $23.5 million of intercompany sales.

NM  Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended January 29, 2006

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$180,677	$169,256	$15,409	$365,342	$208,812	$9,712	(A)	$—	$583,866

Units sold	1,622	10,711	2,249	14,582	6,104
Single-sections					2,927
Multi-sections					3,177
Pre-owned
Class As	1,309
Class Cs	313
Conventional trailers		10,056
Fifth-wheel trailers		655

Average selling price per unit	$111,391	$15,802	$6,851	NM	$34,209

Gross profit percent	13.6%	17.6%	8.9%	15.3%	25.5%	7.8%		NM	19.1%

Operating income (loss)	$(4,054)	$11,169	$(3,309)	$3,806	$13,073	$(370)		$(4,573)	$11,936

Operating margin	(2.2)%	6.6%	(21.5)%	1.0%	6.3%	(3.8)%		NM	2.1%

Depreciation	$1,180	$513	$316	$2,009	$1,745	$314		$1,666	$5,734

Capital expenditures (est.)	$1,722	$600	$35	$2,357	$1,747	$149		$287	$4,540

(A)   Excludes $40.8 million of intercompany sales.

NM  Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date January 28, 2007

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$683,724	$307,585	$68,484	$1,059,793	$401,332	$38,391	(A)	$—	$1,499,516

Units sold	6,110	17,469	7,899	31,478	10,200
Single-sections					2,316
Multi-sections					7,884
Pre-owned
Class As	4,738
Class Cs	1,372
Conventional trailers		14,042
Fifth-wheel trailers		3,427

Average selling price per unit	$111,902	$17,607	$8,670	NM	$39,346

Gross profit percent	13.1%	3.8%	15.4%	10.6%	21.2%	15.5%		NM	13.7%

Operating income (loss)	$633	$(41,881)	$(2,726)	$(43,974)	$(4,319)	$1,392		$(1,486)	$(48,387)

Operating margin	0.1%	(13.6)%	(4.0)%	(4.1)%	(1.1)%	3.6%		NM	(3.2)%

Depreciation	$4,008	$1,525	$796	$6,329	$5,246	$1,002		$4,711	$17,288

Capital expenditures (est.)	$1,608	$425	$499	$2,532	$1,825	$997		$814	$6,168

(A)   Excludes $88.1 million of intercompany sales.

NM  Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date January 29, 2006

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply				Company
	Homes	Trailers	Trailers	Total	Group	Group		Other		Total

Operating revenues	$727,207	$393,425	$61,383	$1,182,015	$638,124	$35,330	(A)	$(25,627)	(B)	$1,829,842

Units sold	6,873	25,062	8,094	40,029	18,572
Single-sections					7,146
Multi-sections					11,426
Pre-owned
Class As	5,196
Class Cs	1,677
Conventional trailers		22,242
Fifth-wheel trailers		2,820

Average selling price per unit	$105,806	$15,698	$7,584	NM	$34,359

Gross profit percent	13.2%	12.2%	13.3%	13.2%	24.4%	15.3%		NM		17.6%

Operating income (loss)	$3,983	$(1,347)	$(4,614)	$(1,978)	$32,249	$2,229		$(11,322)		$21,178

Operating margin	0.5%	(0.3)%	(7.5)%	(0.2)%	5.1%	6.3%		NM		1.2%

Depreciation	$3,399	$1,506	$1,001	$5,906	$5,227	$963		$4,965		$17,061

Capital expenditures (est.)	$5,214	$1,226	$456	$6,896	$3,633	$396		$1,649		$12,574

(A)   Excludes $125.9 million of intercompany sales.

(B)    Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM  Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended January 28, 2007

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply
	Homes	Trailers	Trailers	Total	Group	Group

Number of facilities (A)	3	9	1	13	22	3

Capacity utilization (B)	46%	48%	59%	NM	35%	NM

Number of independent distribution points	253	607	324	NM	1,083	NM

Backlog units	1,505	3,359	118	4,982	393	NM

Sales value (C)	$186,570	$63,153	$905	$250,628	$15,074	NM

Dealer inventories (units)	4,189	18,254	7,436	NM	6,561	NM

(A)    Number of active facilities at the end of the quarter.

(B)     Based on production levels at the end of the period.

(C)     The number of units in the backlog multiplied by the average selling price.

NM   Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended January 29, 2006

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply
	Homes	Trailers	Trailers	Total	Group	Group

Number of facilities (A)	3	8	1	12	21	3

Capacity utilization (B)	54%	115%	68%	NM	62%	NM

Number of independent distribution points	269	605	494	NM	1,248	NM

Backlog units (C)	903	4,956	466	6,325	1,014	NM

Sales value (D)	$100,587	$118,578	$3,193	$222,358	$34,688	NM

Dealer inventories (units)	4,210	14,977	7,804	NM	7,888	NM

(A)    Number of active facilities at the end of the quarter.

(B)     Based on production level at the end of the period.

(C)     Travel Trailers backlog excludes 2,548 FEMA units.

(D)     The number of units in the backlog multiplied by the average selling price.

NM   Not meaningful.